Exhibit 77Q(1)(e)(ii)


The form of Advisory Agreement dated between the Registrant, on behalf of Loomis Sayles Securities Asset Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(10) of post-effective amendment no. 29 to the Registration Statement filed on Form Type
485APOS on June 30, 2005 (Accession No. 0001193125-05-135772).